Exhibit 99.4 Schedule 5 – Servicing Comment Report

Unique LoanID	Final Current Event Level	Current Exceptions	Collection Comments
5000001	1
It appears that the loan will perform.  The loan is due for X/XX/XXXX; last payment was received X/XX/XXXX.  There is no evidence of delinquency during the review period.  No borrower contact was established during the review period.  Skip tracing efforts have not been performed.  No title issues are evident.  BPO information is not available for the asset.

5000002	1
It appears that the loan will perform. The loan is next due for X/XX/XXXX; most recent payment was received onX/XX/XXXX. The RFD is unknown. There is no evidence of any foreclosure or bankruptcy activity. The pay history reflected this loan is a first payment default. The borrower brought the loan current without assistance on X/XX/XXXX. A property inspection was completed on 12/XX/2013; the details of the inspection were not provided.

5000004	1
It appears that the loan will perform. The loan is next due for X/XX/XXXX; most recent payment was received on 02/XX/2014. There is no evidence of delinquency during the review period. The Borrower filed for Chapter 7 Bankruptcy (BK) protection, case XXX. The BK was discharged without reaffirmation on X/XX/XXXX.

5000005	1
It appears the loan will perform.  The loan is next due for X/XX/XXXX; last payment received X/XX/XXXX.  The reason for delinquency was cited as unemployment.  A loan modification was completed on X/XX/XXXX; 2.875% rate, 5/1 ARM, 10 year interest only, terms extended to 360 months, and the first payment due X/XX/XXXX.  The loan has maintained a current status since the modification.

5000007	1	[1] Damaged Interior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
It appears that the loan will perform. The loan is next due forX/XX/XXXX; most recent payment was received on X/XX/XXXX. There is no evidence of delinquency. The comments on X/XX/XXXX indicated an insurance claim was filed for water damages to the home on X/XX/XXXX. Funds in the amount of $567.07 from the claim were applied as a payment at the borrower's request. The notes on 06/XX/2013 and 06/XX/2013 referenced two more claim checks in the amounts of $3,790.53 and $275.36 were sent to the borrower after evidence of the repairs being completed were received. Another insurance claim was filed for unspecified damages to the home which occurred on 07/XX/2013. A check in the amount of $2,791.64 was endorsed and sent to the borrower per comments dated X/XX/XXXX. The commentary provided does not reference any repairs being performed on the home. There is no evidence of a property inspection being performed.

5000008	1
It appears that the loan will perform with intervention. The loan is due forX/XX/XXXX; most recent payment was received X/XX/XXXX. The reason for default was cited as excessive obligations. The loan is currently delinquent. There are no workout plans currently in process and the Servicer has not offered any loss mitigation assistance. Last borrower contact was noted on X/XX/XXXX. Commentary dated X/XX/XXXX reflects the borrower previously filed bankruptcy case XXX and motion for relief (MFR) was granted on X/XX/XXXX, no further details were available.

5000009	2	[2] Currently Delinquent Mortgage
It appears the loan will perform with intervention.  The loan is next due for 1/XX/2014; last payment received 02/XX/2014. The reason for delinquency is unknown.  The last payment in the amount of $300 was placed in suspense.  Comments indicate a loan modification was completed in 9/2012. The loan subsequently became delinquent for the 4/XX/2013 payment.  The commentary reflects a prior Bankruptcy Chapter 13 Case XXX discharged 3/XX/2010.

5000010	1	[1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears the loan will perform. The loan is currently due for 02/XX/14; last payment was received on X/XX/XXXX. Reason for default is the illness of the primary borrower. The borrower was able to bring the account current without loss mitigation assistance on X/XX/XXXX; the borrower's payment history reflects no further evidence of delinquency. The borrower has not requested any loss mitigation assistance and there are no workout plans currently in process. Collection commentary dated X/XX/XXXX reflects the co-borrower, XXX, is deceased; the primary borrower occupies the subject property and has stated their intention to maintain the loan payments.

5000012	1
It appears the loan will perform. The loan is next due for 05/XX/2014; last payment was received on 04/XX/2014. Reason for default is excessive obligations. The Servicer granted the borrower a loan modification on 11/XX/2013; the borrower's payment history reflects no further evidence of delinquency. The subject loan was referred to the foreclosure attorney on 09/XX/2010; the subject loan was reinstated and foreclosure proceedings were closed and billed on 11/XX/2013. The borrower filed Chapter 7 Bankruptcy prior to the review date; case # was not indicated in the commentary. The case was discharged on 05/XX/2012 and the bankruptcy department closed the review on 08/XX/2013. The servicer mailed a welcome letter on 07/XX/2013; and a debt validation letter was sent on 07/XX/2013. An exterior property inspection was performed on 04/XX/2014; no damages were reported.

5000013	1
It appears that the loan will perform. The loan is due forX/XX/XXXX; most recent payment received was X/XX/XXXX.  Reason for default is loss of income.  Per the comments on 3/XX/2014; the account was modified for a 5 year interest only payment effective 4/XX/2014; no further details provided. The loan was approved for a 2 year interest only modification on 9/XX/2013 effective date of 11/XX/2013; upon completion this will revert back to original loan terms; this defaulted on 12/XX/2013. The comments on 9/XX/2013 reflect the loan was approved for loss mitigation efforts. There is evidence of delinquent taxes for 2012 in the amount of $2,124.68 payable to XXX; with a tax sale date ofX/XX/XXXX; redemption date 12/XX/2013. The wire approved to pay taxes on X/XX/XXXX; resolvedX/XX/XXXX. Skip tracing efforts had not been performed.  An exterior BPO had not been performed.

5000015	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 05/XX/2014; last payment was receivedX/XX/XXXX.  The loan was delinquent from June through August 2012; the delinquency was cured with a loan modification.  Reason for default is cited as curtailment of income.  The loan was modified 09/XX/2012 after successful completion of a trial modification plan.  Last borrower contact was 04/XX/2014; the borrower called to reset the security question guarding the online account.  Skip tracing efforts have been performed.

5000016	3	[3] Performing Loan But Strong Possibility of Going Delinquent
It appears the loan will perform with intervention. The loan is next due for 05/XX/2014; last payment was received on X/XX/XXXX. Reason for default is loss of income. The account is in collections. The Servicer granted the borrower a HAMP loan modification on X/XX/XXXX; the borrower's payment history reflects the loan went back into delinquency on X/XX/XXXX. The borrower has not requested any further loss mitigation assistance and there are no workout plans currently in process. The collection notes reflect evidence of skip tracing efforts. The subject loan was referred to the foreclosure attorney on X/XX/XXXX; the subject loan was reinstated and foreclosure proceedings were closed and billed on X/XX/XXXX.

5000017	1
It appears the loan will perform. The loan is due for X/XX/XXXX; the most recent payment was received on 04/XX/2014. The reason for delinquency was cited as excessive obligations.  The delinquency was cured on X/XX/XXXX and the loan has remained current since. There is no evidence of tax or title issues.

5000019	3	[3] Currently Delinquent Mortgage [3] Missing Mod1
It appears that the loan may perform with intervention.  The loan is due for X/XX/XXXX; most recent payment received was X/XX/XXXX.  Reason for default is marital difficulties.  The loan is in default.  The borrower declined assistance throughout the comments.  The loan was modified prior to the review period on X/XX/XXXX and had defaulted. Skip tracing efforts had been performed.  An exterior BPO had not been performed.